Exhibit 23.1.

Consent of Independent Registered Public Accounting Firm

We consent to the inclusion in this Annual Report (Form 10-K) of Questar Corporation of our reports dated February 22, 2008, with respect to the consolidated financial statements and schedule of Questar Corporation and the effectiveness of internal control over financial reporting of Questar Corporation.

We consent to the incorporation by reference in the following Registration Statements:

  1.  Registration Statement (Form S-8 No. 33-15149) pertaining to the Questar Corporation Stock Option Plan for Directors,

  2.  Registration Statement (Post-effective Amendment No. 3 to Form S-8 No. 33-4436) pertaining to the Questar Corporation Employee Savings and Stock Purchase Plan,

  3.  Registration Statement (Form S-8 No. 33-40800) pertaining to the Questar Corporation Long-Term Stock Incentive Plan,

  4.  Registration Statement (Form S-8 No. 33-40801) pertaining to the Questar Corporation Stock Option Plan for Directors (additional shares),

  5.  Registration Statement (Form S-8 No. 33-48169) pertaining to the Questar Corporation Employee Stock Purchase Plan,

  6.  Registration Statement (Form S-8 No. 333-04951) pertaining to the Questar Corporation Stock Option Plan for Directors (additional shares),

  7.  Registration Statement (Form S-8 No. 333-04913) pertaining to the Questar Corporation Directors' Stock Plan,

  8.  Registration Statement (Form S-8 No. 33-48168) pertaining to the Questar Corporation Dividend Reinvestment and Stock Purchase Plan,

  9.  Registration Statement (Form S-3 No. 333-09643) pertaining to the Questar Corporation Dividend Reinvestment Plan,

10.  Registration Statement (Form S-8 No. 333-67658) pertaining to the Questar Corporation Long-Term Stock Incentive Plan, and

11.  Registration Statement (Form S-8 No. 333-89486) pertaining to the Questar Corporation Employee Investment Plan;

of our reports dated February 22, 2008, with respect to the consolidated financial statements and schedule of Questar Corporation and the effectiveness of internal control over financial reporting of Questar Corporation included in this Annual Report (Form 10-K) of Questar Corporation.

/s/ Ernst & Young LLP

Salt Lake City, Utah

February 22, 2008